                                    EXHIBIT C
                             TO CUSTODIAN AGREEMENT
                          EFFECTIVE SEPTEMBER 16, 2009

                                  SERIES NAMES

            Separate Series of First American Investment Funds, Inc.

Name of Series                                                        Date Added
--------------                                                        ----------
Equity Income Fund                                                      7/1/2006
Equity Index Fund                                                       7/1/2006
Large Cap Growth Opportunities Fund                                     7/1/2006
Large Cap Select Fund                                                   7/1/2006
Large Cap Value Fund                                                    7/1/2006
Mid Cap Growth Opportunities Fund                                       7/1/2006
Mid Cap Index Fund                                                      7/1/2006
Mid Cap Select Fund                                                     7/1/2006
Mid Cap Value Fund                                                      7/1/2006
Real Estate Securities Fund                                             7/1/2006
Small Cap Growth Opportunities Fund                                     7/1/2006
Small Cap Index Fund                                                    7/1/2006
Small Cap Select Fund                                                   7/1/2006
Small Cap Value Fund                                                    7/1/2006
Core Bond Fund                                                          7/1/2006
High Income Bond Fund                                                   7/1/2006
Inflation Protected Securities Fund                                     7/1/2006
Intermediate Government Bond Fund                                       7/1/2006
Intermediate Term Bond Fund                                             7/1/2006
Short Term Bond Fund                                                    7/1/2006
Total Return Bond Fund                                                  7/1/2006
U.S. Government Mortgage Fund                                           7/1/2006
Arizona Tax Free Fund                                                   7/1/2006
California Tax Free Fund                                                7/1/2006
Colorado Tax Free Fund                                                  7/1/2006
Intermediate Tax Free Fund                                              7/1/2006
Minnesota Intermediate Tax Free Fund                                    7/1/2006
Minnesota Tax Free Fund                                                 7/1/2006
Missouri Tax Free Fund                                                  7/1/2006
Nebraska Tax Free Fund                                                  7/1/2006
Ohio Tax Free Fund                                                      7/1/2006
Oregon Intermediate Tax Free Fund                                       7/1/2006
Short Tax Free Fund                                                     7/1/2006
Tax Free Fund                                                           7/1/2006
Quantitative Large Cap Core Fund                                       6/20/2007
Quantitative Large Cap Growth Fund                                     6/20/2007
Quantitative Large Cap Value Fund                                      6/20/2007
Global Tactical Opportunities Fund                                     9/16/2009